Commitments and contingencies	12 Months Ended
Dec. 31, 2025
Commitments and contingencies [Abstract]
Commitments and contingencies [Text Block]
20)	Commitments and contingencies

At December 31, 2025, the Company was partying to certain management and consulting contracts. Minimum commitments under the agreements are approximately $2,181 and are all payable within one year. These contracts also require that additional payments of up to approximately $2,181 be made upon the occurrence of certain events such as change of control. As the triggering event has not occurred, the contingent payments have not been reflected in these consolidated financial statements.

In 2021, the Company signed a 10-year exclusive off-take agreement with a third party for the purchase of all standard and high purity grade vanadium products the third party produces. The first delivery occurred in December 2023, and the Company is committed to the purchase of 178 tonnes of V2O5 that the third party produces, with the Company having the right of first refusal over additional amounts.  The producer filed for Chapter 11 bankruptcy in August 2025, and the off-take agreement was formally terminated in January 2026.

The Company is committed to a minimum number of rental payments under four leases of office space which expire between February 28, 2026, and May 1, 2027. Minimum rental commitments remaining under the leases are approximately $65, including $52 due within one year.

At the Company's Maracás Menchen Mine, the Company has entered into purchase order contracts with remaining amounts due related to goods not received or services not rendered as of December 31, 2025 of $2,445.

Refer to note 12(a) for further commitments and contingencies.